Advanced Series Trust

Supplement dated December 15, 2008 to

Prospectuses dated May 1, 2008

This supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust), dated May 1, 2008, with respect to the indicated Portfolio of the Trust. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Trust’s Prospectuses and should be retained for future reference.

Change in Allocation of Assets Among Subadvisers for

AST Federated Aggressive Growth Portfolio

Each of Federated Equity Management Company of Pennsylvania ("Federated") and Federated MDTA LLC (“Federated MDTA”) serves as a subadviser to the Portfolio. As of January 31, 2008, Federated MDTA was responsible for managing approximately 28% of the Portfolio's assets and Federated was responsible for managing 72% of the Portfolio's assets. As of December 15, 2008, Federated was responsible for managing all of the Portfolio's assets.(this has not yet been determined)

ASTSUP15